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                                                                   Exhibit 10.43

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (this "AGREEMENT") is entered into and effective as of April 1, 2004 (the "EFFECTIVE DATE"), by and between MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and SBI Brightline VII, LLC ("WARRANTHOLDER"). This is the Warrant Agreement referred to in Section 3 of the General Release of even date herewith, among the Company, Warrantholder, and others.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and Warrantholder certify and agree as follows:

         1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the adequacy of which is hereby acknowledged, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "WARRANT") to subscribe for and purchase from the Company a number of shares (the "SHARES") of the Company's common stock, $0.001 par value (the "COMMON STOCK") equal to One Hundred Fifty Thousand (150,000) Shares of the Common Stock at a purchase price of One Dollar and 30/100ths ($1.30) per Share (the "EXERCISE PRICE").

         2. EXPIRATION. The Warrant shall expire and cease to be exercisable at 5:00 p.m. Pacific time on the later of (i) 30 days following the date of effectiveness of the registration statement required to be filed pursuant to
Section 9.1 hereof and (ii) July 30, 2004 (the "EXPIRATION DATE").

         3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF SHARES. This Warrant is not exercisable until the Company has filed with the Secretary of State of Nevada (the "FILING DATE") a Certificate of Amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares. Such amendment was approved by the Board of Directors of the Company on January 30, 2004, and the Company covenants and agrees to include stockholder approval of such increase in authorized shares of Common Stock as an agenda item on its proxy statement for its annual stockholders' meeting scheduled for May 25, 2004, and further agrees to use its best efforts to obtain stockholder approval of such increase and to file the Certificate of Amendment with the Secretary of State of Nevada immediately upon obtaining such approval. From and after the Filing Date, this Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the Shares (but not for a fraction of a share) which

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may be purchased hereunder. The Company agrees that the Shares purchased under this Warrant shall be and are deemed to be issued to Warrantholder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, together with the completed and executed Notice of Exercise in the form attached as APPENDIX A delivered and payment made for such Shares. Certificates for the Shares so purchased, together with any other securities or property to which Warrantholder hereof is entitled upon such exercise, shall be delivered to Warrantholder hereof by the Company at the Company's expense within five (5) days after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the Shares purchasable under the Warrant surrendered upon such purchase to Warrantholder hereof within five (5) days. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by Warrantholder hereof and shall be registered in the name of such Warrantholder. Notwithstanding anything to the contrary set forth above, each exercise of the Warrant shall cover at least the lesser of (i) 30,000 Shares (as adjusted for stock splits, stock dividends, combinations and the like), or (ii) the total number of Shares then subject to the Warrant.

         4. RESERVATION OF SHARES. From and after the Filing Date, the Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

         5. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the purchase of the Shares as provided in this Agreement.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

                  6.1 MERGER AND SALE OF ASSETS. If at any time there shall be
(i) a reorganization of the shares of the Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or (ii) a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, whether for stock, cash, or other consideration, lawful provision shall be made so that Warrantholder shall thereafter be entitled to receive upon exercise of its Warrant the number of shares of Common Stock or other securities of the successor corporation resulting from such merger or consolidation to which Warrantholder would have been entitled if the Warrant had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors, absent manifest error) shall be made in the application of the provisions of this Agreement with respect to the rights and interest of Warrantholder after such reorganization, merger, consolidation or sale so that the provisions of this Agreement (including adjustments of the Exercise Price and the number of Shares issuable pursuant to the terms and conditions of this Agreement) shall be applicable after such event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrant.

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                  6.2 RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had Warrantholder exercised its rights with respect to all of the Shares then represented by this Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

                  6.3 SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                  6.4 STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in the Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock) and (ii) the denominator of which shall be the total number of all shares of the Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         7. TRANSFERABILITY OF WARRANT.

                  7.1 WARRANT TRANSFERABLE. This Warrant is transferable on the books of the Company at its principal office by Warrantholder upon surrender of this Warrant properly endorsed, subject to compliance with SECTION 7.2 and applicable federal and state securities laws. The Company shall issue and deliver to the transferee a new Warrant representing the Warrant so transferred. Upon any partial transfer, the Company will issue and deliver to Warrantholder a new Warrant with respect to the Warrant not so transferred.

                  7.2 CONDITIONS OF TRANSFER. It shall be a condition to any transfer of this Warrant that at the time of such transfer, the transferee shall provide the Company with a representation in writing that the transferee is acquiring this Warrant and the Shares to be issued upon exercise for investment purposes only and not with a view to any sale or distribution in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"). As a further condition to any transfer of this Warrant or any or all of the Shares issuable upon exercise of this Warrant, other than a transfer registered under the Securities Act, the Company may request a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act.

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         8. RESTRICTED SHARES/LEGEND. Warrantholder understands that the Shares issuable upon the exercise of the Warrant under this Agreement shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act, and, unless a registration statement relating to the resale of the Shares shall then be effective under the Securities Act, shall bear a legend in the form substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

         Warrantholder agrees that any issuance by the Company of Shares without the above restrictive legend is predicated upon the Company's reliance that Warrantholder will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         9. REGISTRATION RIGHTS.

                  9.1 MANDATORY REGISTRATION.

                  (a) As soon as practicable, but in any event no later than May 28, 2004, the Company shall prepare and file with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form SB-2 or other applicable form as determined by the Company (the "REGISTRATION STATEMENT") for the purpose of registering the sale of the Shares by Warrantholder from time to time on the facilities of any securities exchange or trading system on which the Common Stock is then traded or in privately-negotiated transactions, which Registration Statement shall contain all material information required to be set forth therein and all material information disclosed to Warrantholder. For purposes of this Section 9, the term "SHARES" shall include any other securities of the Company issued in exchange for the Shares, as a dividend on the Shares, or in connection with a stock split or other reorganization transaction affecting the Shares. The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable, and in any event on or prior to August 30, 2004.

                  (b) The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective until the earliest date, after the date on which all of the Shares have been purchased pursuant to this Agreement or the obligation of Warrantholder to purchase the Shares pursuant to this Agreement has been

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terminated, on which (i) all the Shares have been disposed of pursuant to the
Registration Statement, (ii) all of the Shares then held by Warrantholder may be sold within a three month period under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise, or (iii) the Company has determined that all Shares then held by Warrantholder may be sold without restriction under the Securities Act and has removed any stop transfer instructions relating to such Shares and offered to cause to be removed any restrictive legends on the certificates, if any, representing such Shares (the period between the Registration Date (as defined below) and the earliest of such dates is referred to herein as the "REGISTRATION PERIOD"). At any time after the end of the Registration Period, the Company may withdraw the Registration Statement and its obligations under this Section 9.1 shall automatically terminate.

                  (c) The Company shall not be obligated to prepare and file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof during the continuance of a Blackout Event. A "BLACKOUT EVENT" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement or prospectus, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be materially detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be materially adversely affected by disclosure in a registration statement or prospectus at such time. Notwithstanding the foregoing, no Blackout Event shall continue for any period in excess of 30 days and there may be no more than one Blackout Period in any 180 day period.

                  (d) At least two (2) Business Days prior to the filing with the Commission of the Registration Statement (or any amendment thereto) or the prospectus forming a part thereof (or any supplement thereto), the Company shall provide draft copies thereof to Warrantholder and shall consider incorporating into such documents such comments as Warrantholder (and its counsel) may propose to be incorporated therein. Notwithstanding the foregoing, no prospectus supplement, the form of which has previously been provided to Warrantholder, need be delivered in draft form to Warrantholder.

                  (e) The Company shall promptly notify Warrantholder upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (i) receipt of any request for additional information from the Commission or any other federal or state governmental authority during the Registration Period, the response to which would require any amendments to the Registration Statement; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

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                  (f) The Company shall furnish to Warrantholder with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as Warrantholder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by Warrantholder pursuant to the Registration Statement.

                  (g) The Company shall file or cause to be filed such documents as are required to be filed by the Company for normal state securities law or "blue sky" clearance in states specified in writing by Warrantholder; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                  (h) With a view to making available to Warrantholder the benefits of Rule 144, the Company agrees, throughout the Registration Period and so long as Warrantholder owns Shares, to:

                           (i) comply with the provisions of paragraph (c) of
Rule 144; and

                           (ii) file with the Commission in a timely manner all
reports and other documents required to be filed by the Company pursuant to
Section 13, 14 or 15(d) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act") and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of Warrantholder, make available other information as required by, and so long as necessary to permit sales of its Shares pursuant to, Rule 144.

                  (i) The Company shall bear all expenses incurred by it in connection with the procedures in paragraphs (a) through (h) of this Section 9.1 and the registration of the Shares pursuant to the Registration Statement. The Company shall not be responsible for any expenses incurred by Warrantholder in connection with its sale of the Shares or its participation in the procedures in paragraphs (a) through (h) of this Section 9.1, including, without limitation, any fees and expenses of counsel or other advisers to Warrantholder and any underwriting discounts, brokerage fees and commissions incurred by Warrantholder.

                  9.2 BLACKOUT EVENTS. The Company may refuse to register (or refuse to permit its transfer agent to register) any transfer of any Shares if the Company has given notice of a Blackout Event which has not been resolved such that the prospectus forming a part of the Registration Statement reflects all material information required to be reflected therein, or during any time the Registration Statement is not available for sales of the Shares, and for such purpose may place stop order instructions with its transfer agent with respect to the Shares. Warrantholder further agrees not to sell, transfer or convey Shares pursuant to the Registration Statement if the Company has given notice of the occurrence of any of the foregoing events, and has not subsequently given notice that the Registration Statement and the prospectus forming a part thereof may be used for the sale of the Shares.

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                  9.3 COVENANTS OF THE COMPANY. So long as the Registration
Statement is effective covering the resale of Shares then still owned by Warrantholder, the Company shall furnish to Warrantholder:

                           (a) as soon as practicable after available, one copy
of (A) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (B) upon written request, its Annual Report on Form 10-KSB, (C) upon written request, its Quarterly Reports on Form 10-QSB, (D) upon written request, its Current Reports on Form 8-K, and (E) a full copy of the Registration Statement (the foregoing, in each case, excluding exhibits); and

                           (b) upon the written request of Warrantholder, all
exhibits excluded by the parenthetical to subparagraph (a)(E) of this Section
9.3.

                  9.4 INDEMNIFICATION. For the purpose of this Section 9.4: (i) the term "WARRANTHOLDER AFFILIATE" shall mean any person who controls Warrantholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term "REGISTRATION STATEMENT" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 9.1.

                           (a) The Company agrees to indemnify and hold harmless
Warrantholder and each Warrantholder Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Warrantholder or such Warrantholder Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, as amended as of the effective date of the Registration Statement (the "REGISTRATION DATE"), including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 promulgated under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b), or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "PROSPECTUS"), or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statement as of the Registration Date a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any post-effective amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which the statements contained therein were made, and will reimburse Warrantholder and each such Warrantholder Affiliate for any legal and other expenses as such expenses which are reasonably incurred by Warrantholder or such Warrantholder Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises solely out of or is based solely upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the prospectus included therein, or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by Warrantholder expressly for use therein, or (B) the failure of Warrantholder to comply with the covenants and agreements contained in Sections 8 and 9.2 hereof, or (C) the inaccuracy of any representations made by Warrantholder herein or (D) any statement or omission in any Prospectus that is corrected or disclosed in any subsequent Prospectus that was delivered to Warrantholder prior to the pertinent sale or sales by Warrantholder.

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                           (b) Warrantholder will indemnify and hold harmless
the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Warrantholder) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 8 and 9.2 hereof, or
(ii) any (A) untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (B) omission or alleged omission to state in the Registration Statement, the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto, in the prospectus included therein, or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which they were made; provided, that Warrantholder's indemnification obligation under this clause (ii) shall apply to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such prospectus, or any amendment or supplement thereto, solely in reliance upon and in conformity with written information furnished to the Company by Warrantholder expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                           (c) Promptly after receipt by an indemnified party
under this Section 9.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9.4, promptly notify the indemnifying party in writing thereof; provided, the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution (except as provided in paragraph (d)) or otherwise than under the indemnity agreement contained in this Section 9.4 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Upon

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receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party, or unless the indemnified party and the indemnifying party, in the reasonable opinion of counsel to the indemnified party, have defenses distinct from, or contradictory to, the defenses available to the other.

                           (d) If the indemnification provided for in this
Section 9.4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a) or (b) of this Section 9.4 in respect to any losses, claims, damages, liabilities or expenses referred to herein (subject to the limitation of paragraph (c) of this Section 9.4), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Warrantholder from the exercise of this Warrant or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and Warrantholder in connection with the statements or omissions or inaccuracies in the representations and warranties in this Warrant that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Warrantholder on the other shall be deemed to be in the same proportion as the amount paid by Warrantholder to the Company pursuant to this Agreement for the Shares purchased by Warrantholder that were sold pursuant to the Registration Statement bears to the difference (the "DIFFERENCE") between the amount Warrantholder paid for the Shares that were sold pursuant to the Registration Statement and the amount received by Warrantholder from such sale. The relative fault of the Company on the one hand and Warrantholder on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by Warrantholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or inaccuracy. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 9.4, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
9.4 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and Warrantholder agree that it would not be just and equitable if contribution pursuant to this
Section 9.4(d) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations

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referred to in this paragraph. Notwithstanding the provisions of this Section
9.4, Warrantholder shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that Warrantholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10. MISCELLANEOUS.

                  10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of law principles, and the federal law of the United States of America. The Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court, in each case located in San Diego, California in connection with any action or proceeding arising out of, or relating to, this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  10.2 ENTIRE AGREEMENT. This Agreement constitutes the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersedes all prior and contemporaneous agreements. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by the Company and Warrantholder.

                  10.3 ASSIGNMENT. This Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

                  10.4 NOTICES, ETC. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

         (a) if to the Company, to:

                  MicroIslet, Inc.
                  6370 Nancy Ridge Drive
                  Suite 112
                  San Diego, California  92121
                  Attention: Chief Executive Officer and Chief Financial Officer

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

         (b) if to Warrantholder, at the address set forth below Warrantholder's signature to this Warrant.

         10.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

         10.6 TIME IS OF THE ESSENCE. Time is absolutely of the essence in construing each provision of this Agreement.

         10.7 INTERPRETATION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

         10.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                   MICROISLET, INC.,
                                   a Nevada corporation


                                   By: /s/ John F. Steel IV
                                       -----------------------------------------
                                       John F. Steel IV, Chief Executive Officer


Acknowledged and Agreed To:

SBI BRIGHTLINE VII, LLC


--------------------------------------
Print Name:
Title, if Applicable:
Address:

                                   APPENDIX A
                                   ----------

                               NOTICE OF EXERCISE
                               ------------------


To:      Chief Financial Officer
         MicroIslet, Inc.

Ladies and Gentlemen:

The undersigned hereby elects to purchase ___________ Shares of MicroIslet, Inc. pursuant to the terms of the attached Warrant Agreement dated April 1, 2004 (the "AGREEMENT") at the Exercise Price (as defined in the Agreement).

Pursuant to the terms of the Agreement the undersigned has delivered the aggregate Exercise Price herewith in full in cash or by certified check or wire transfer.


                                           WARRANTHOLDER


                                           _____________________________________
                                           Signature

                                           Name:________________________________

                                           Title:_______________________________


                                   Appendix A